UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2006

Patient Safety Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-124594 (Commission File Number)	13-3419202 (I.R.S. Employer Identification Number)

1800 Century Park East, Ste. 200, Los Angeles, CA 90067
(Address of principal executive offices) (zip code)

(310) 895-7750
(Registrant's telephone number, including area code)

Copies to:
Marc J. Ross, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On February 23, 2006 Ault Glazer Bodnar Acquisition Fund LLC (“AGB Acquisition Fund”) loaned Patient Safety Technologies, Inc. (the “Company”) $12,000. On February 28, 2006 AGB Acquisition Fund loaned the Company $60,000. Together with prior loans from AGB Acquisition Fund to the Company during 2006, to date AGB Acquisition Fund has loaned the Company a total of $412,750, of which $340,750 was repaid on February 8, 2006. As consideration for the February 23, 2006 loan and the February 28, 2006 loan, the Company issued AGB Acquisition Fund two secured promissory notes in the principal amounts of $12,000 and $60,000, respectively (the “Notes”), and entered into security agreements granting AGB Acquisition Fund a security interest in the Company’s personal property and fixtures, inventory, products and proceeds as security for the Company’s obligations under the Notes.

The Notes accrue interest at the rate of 7% per annum, which together with principal is due to be repaid two months after the loans were made. At the option of the Company, payments of principal and interest may be paid by exchange of any securities owned by the Company valued on the day before the maturity date of the Notes.

Ault Glazer Bodnar & Company Investment Management, LLC (“AGB & Company IM”) is the managing member of AGB Acquisition Fund. The managing member of AGB & Company IM is Ault Glazer Bodnar & Company, Inc. (“AGB & Company”). The Company’s former Chairman and Chief Executive Officer, Milton “Todd” Ault, III, is Chairman, Chief Executive Officer and President of AGB & Company. The Company’s Chief Financial Officer, William B. Horne, is also Chief Financial Officer of AGB & Company. The Company’s President and Secretary, Lynne Silverstein, is Secretary and a director of AGB & Company. Melanie Glazer, Manager of the Company’s subsidiary Ault Glazer Bodnar Capital Properties, LLC, is also a director of AGB & Company. The Company’s management believes the loans from AGB Acquisition Fund are on terms at least as favorable as could be obtained from an unrelated third party.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
4.1	Secured Promissory Note in the principal amount of $12,000 issued February 23, 2006 to Ault Glazer Bodnar Acquisition Fund LLC
4.2	Secured Promissory Note in the principal amount of $60,000 issued February 28, 2006 to Ault Glazer Bodnar Acquisition Fund LLC
10.1	Security Agreement dated February 23, 2006 by and between Ault Glazer Bodnar Acquisition Fund LLC and Patient Safety Technologies, Inc.
10.2	Security Agreement dated February 28, 2006 by and between Ault Glazer Bodnar Acquisition Fund LLC and Patient Safety Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patient Safety Technologies, Inc.

Dated: March 1, 2006	By:	/s/ Louis Glazer M.D.
Name: Louis Glazer, M.D., Ph.G.
Title: Chief Executive Officer